SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Earliest Event Reported: May 27, 2004
                        (date of earliest event reported)



                    RESIDENTIAL ASSET SECURITIES CORPORATION
                   on behalf of the RASC Series 2004-KS5 Trust
               (Exact name of Registrant as Specified in Charter)

            Delaware               333-108865-05           51-0362653
            --------               -------------           ----------
        (State or Other             (Commission         (I.R.S. Employer
 Jurisdiction of Incorporation)     File Number)     Identification Number)


     8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 857-7000
                                 --------------


                                 Not Applicable
                (Former Name or Former Address, if Changed Since Last Report)
              -----------------------------------------------------------------


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Items 1 through 4, Item 6, Item 8 and Item 9 are not  included  because they are not applicable.

Item 5.    Other Events.
           ------------

On May 27, 2004, Residential Asset Securities Corporation caused the issuance and sale of the Residential Asset Securities Corporation Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2004-KS5, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2004, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee. The mortgage loans were sold to Residential Asset Securities Corporation pursuant to an Assignment and Assumption Agreement, dated as of May 27, 2004, between Residential Funding Corporation and Residential Asset Securities Corporation.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.
           ------------------------------------------------------------------

(a)               Not applicable

(b)               Not applicable

(c) Exhibits: The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

                  10.1 Pooling and Servicing Agreement, dated as of May 1, 2004, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

                  10.2 Assignment and Assumption Agreement, dated as of May 27, 2004, between Residential Funding Corporation and Residential Asset Securities Corporation.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RESIDENTIAL ASSET SECURITIES CORPORATION



                                By:            /s/ Benita Bjorgo
                                     --------------------------------------
                                Name:          Benita Bjorgo
                                Title:         Vice President



Dated:  June 15, 2004

EXHIBIT INDEX

Exhibit No.           Description of Exhibit

     10.1 Pooling and Servicing Agreement, dated as of May 1, 2004, among Residential Asset Securities Corporation, as depositor, Residential Funding Corporation, as master servicer and the JPMorgan Chase Bank, as trustee.

     10.2 Assignment and Assumption Agreement, dated as of May 27, 2004, between Residential Funding Corporation and Residential Asset Securities Corporation.